                          CIGNA MONEY MARKET FUND

                            INSTITUTIONAL CLASS   PRINCIPAL UNDERWRITER:
                                                  CIGNA Financial Services, Inc.
                                                  280 Trumbull Street
                                                  One Commercial Plaza
                                                  Hartford, CT 06103


                                PROSPECTUS
                                MAY 1, 1998
                        (Revised November 15, 1998)


This Prospectus contains information about the institutional class of CIGNA Money Market Fund. The Fund is a separate series portfolio of CIGNA Funds Group (the "Trust"). The investment objective of the Fund is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term money market instruments.

This prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Additional information about the Fund, contained in a Statement of Additional Information dated May 1, 1998, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Fund at 100 Front Street, Suite 300, Worcester, Massachusetts 01601. The Fund's telephone number is (800) 528-6718. The Statement of Additional Information is incorporated by reference into this prospectus. The Statement of Additional Information is not a prospectus.
--------------------------------------------------------------------------------

         PLEASE READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

The Fund's shares are not federally insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Shares of the Fund involve investment risks, including the possible loss of principal.

CIGNA MONEY MARKET FUND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. HOWEVER, THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                     SUMMARY

The Fund is a diversified management investment company. This prospectus offers the institutional class of the Fund.

There are risks involved with the Fund. A major change in interest rates or a default on the Fund's investments could cause the value of your Fund's investment to change.

The institutional class of the Fund is a "no-load" investment, which means there are no sales charges or commissions. The institutional class of the Fund has no 12b-1 plan or deferred sales charges.

CIGNA Investments, the Fund's adviser, provides the Fund with investment advice and other services. The Fund pays CIGNA Investments a management fee for the management of investments and business affairs. For a discussion of these services, please see "Management of the Fund."

The above information is qualified in its entirety by the detailed information appearing elsewhere in this prospectus and the Statement of Additional Information.

                                TABLE OF CONTENTS

                                                                            PAGE

SUMMARY...................................................................     2
EXPENSE TABLE..............................................................    3
FINANCIAL HIGHLIGHTS.......................................................    4
ABOUT THE FUND............................................................     5
INVESTMENT PROGRAM.........................................................    5
INVESTMENT RESTRICTIONS....................................................    7
PURCHASE AND REDEMPTION OF SHARES..........................................    7
PRICING OF SHARES .........................................................    9
MANAGEMENT OF THE FUND.....................................................    9
PERFORMANCE INFORMATION....................................................   11
DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS..................................   11
TAX MATTERS................................................................   11
THE TRUST, ITS SHARES AND BOARD OF TRUSTEES................................   12
APPENDIX - DESCRIPTION OF MONEY MARKET INSTRUMENTS.........................   14

                                 EXPENSE TABLE

The following Expense Table lists the transaction expenses and annual operating expenses related to an investment in the institutional class of the Fund. Shareholder transaction expenses are charges you pay when you buy, sell, exchange or hold shares of the Fund. The expenses and fees set forth in the Table are for the fiscal year beginning January 1, 1998.


                               MONEY MARKET FUND
                        SHAREHOLDER TRANSACTION EXPENSES




Maximum Sales Load Imposed on Purchases (as a percentage of the offering price)...............................................  None
Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of the offering price)....................................  None
Deferred Sales Load (as a percentage of original purchase price or redemption proceeds as applicable).........................  None
Redemption Fees (as a percentage of amount redeemed, if applicable)...........................................................  None
Exchange Fee..................................................................................................................  None


                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                             Money Market Fund
                                                            Institutional Class

Management Fees/1/......................................................   .35

12b-1 Fees..............................................................   NONE

Other Operating Expenses/2/ (Reflects expense limitation)...............   .10

Total Fund Operating Expenses...........................................   .45
(Reflects expense limitation.  See Footnotes/1/ and /2/ below)


______________________

/1/For a more complete description of the Management Fees, see "Management of the Fund." CIGNA Investments has voluntarily agreed to reimburse such portion of its management fee as is necessary to cause the Total Fund Operating Expenses of the institutional class of the Fund (exclusive of certain expenses) not to exceed 0.45% of the institutional class' average daily net assets.

If this reimbursement is not sufficient to cause the Total Fund Operating Expenses from exceeding 0.45%, CIGNA Investments has agreed to pay such other expenses as is necessary to keep Total Fund Operating Expenses from exceeding 0.45%. These arrangements will continue in effect until April 30, 1999, and afterwards to the extent described in the Fund's then current prospectus. To the extent management fees are reimbursed or Fund expenses are paid by CIGNA Investments, the total return to shareholders will increase. Total return to shareholders will decrease to the extent management fees are no longer reimbursed or expenses of a Fund are no longer paid.

/2/Total Fund Operating Expenses for the Money Market Fund for 1997, before expense reimbursement, were 0.51% of its average daily net assets.

EXAMPLE OF FUND EXPENSES:

The following example illustrates the expenses that you would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return, and (2) redemption at the end of each time period. As noted above, the Fund charges no redemption fees of any kind.



                            MONEY MARKET FUND
                           INSTITUTIONAL CLASS

       1 YEAR          3 YEARS            5 YEARS              10 YEARS
     --------------------------------------------------------------------
        $ 5              $14                $25                   $55


The purpose of the Expense Table is to assist the investor in understanding the various costs and expenses that an investor will bear directly or indirectly. For the purpose of the example, assume reinvestment of all dividends and distributions. This example assumes that the estimated voluntary expense limitations effective in 1998 would be in place for the entire periods indicated. CIGNA Investments has reserved the right to terminate or revise these limitations at any time after April 30, 1999. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The following financial highlights of the Fund for a share outstanding throughout each period have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the Fund's financial statements and notes thereto, which are incorporated by reference in the Statement of Additional Information and in this Prospectus, and which appears, along with the report of PricewaterhouseCoopers LLP, in the Fund's' 1997 Annual Report to Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1997 Annual Report to Shareholders which may be obtained without charge by writing to the Fund or calling (860) 726-3700.



------------------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,

                                                    1997              1996            1995             1994              1993
------------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND (INSTITUTIONAL CLASS)
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR             $     1.00       $     1.00       $    1.00         $    1.00         $    1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income*                             0.0513           0.0479          0.0516            0.0337            0.0237
Net realized and unrealized gains (losses)         0.0001           0.0001          0.0003                 -                 -
 on investments                               -------------    -------------    -------------     -------------    -------------
TOTAL FROM INVESTMENT OPERATIONS                   0.0514           0.0480          0.0519            0.0337            0.0237
                                              -------------    -------------    -------------     -------------    -------------
LESS DISTRIBUTIONS:
Distributions from net investment income          (0.0513)         (0.0479)        (0.0516)          (0.0337)          (0.0237)
Distributions from realized capital gains         (0.0001)         (0.0001)        (0.0003)                -                 -
                                              -------------    -------------    -------------     -------------    -------------

TOTAL DISTRIBUTIONS                               (0.0514)         (0.0480)        (0.0519)          (0.0337)          (0.0237)
                                              -------------    -------------    -------------     -------------    -------------

Net asset value, end of year                   $     1.00       $     1.00       $    1.00         $    1.00        $     1.00
                                              =============    =============    =============     =============    =============
TOTAL INVESTMENT RETURN                              5.27%            4.91%           5.33%             3.43%             2.39%


RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000 omitted)          $  171,065       $  120,505       $   1,034         $  16,673        $   20,508
Ratio of operating expenses to average
   net assets                                        0.44% a          0.45%a          0.80%a            1.00% a           1.00% a
Ratio of net investment income to average
   net assets                                        5.14% b          4.95%b          5.38%b            3.32% b           2.39% b
Portfolio turnover                                    N/A              N/A             N/A               N/A               N/A



------------------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,

                                                     1992             1991            1990              1989             1988
------------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND (INSTITUTIONAL CLASS)
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR            $      1.00       $     1.00       $    1.00         $    1.00        $     1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income*                             0.0334           0.0561          0.0755            0.0861            0.0705
Net realized and unrealized gains (losses)              -                -               -                 -                 -
 on investments                               -------------    -------------    -------------     -------------    -------------

TOTAL FROM INVESTMENT OPERATIONS                   0.0334           0.0561          0.0755            0.0861            0.0705
                                              -------------    -------------    -------------     -------------    -------------
LESS DISTRIBUTIONS:
Distributions from net investment income          (0.0334)         (0.0561)        (0.0755)          (0.0861)          (0.0705)
Distributions from realized capital gains               -                -               -                 -                 -
                                              -------------    -------------    -------------     -------------    -------------

TOTAL DISTRIBUTIONS                               (0.0334)         (0.0561)        (0.0755)          (0.0861)          (0.0705)
                                              -------------    -------------    -------------     -------------    -------------

Net asset value, end of year                   $     1.00       $     1.00       $    1.00         $    1.00        $     1.00
                                              =============    =============    =============     =============    =============

TOTAL INVESTMENT RETURN                              3.36%            5.75%           7.82%             8.96%             7.29%


RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000 omitted)          $   25,808       $  32,555        $  41,818          $   45,337      $   47,825
Ratio of operating expenses to average
   net assets                                        0.84%           0.81%            0.81%               0.77%           0.75%
Ratio of net investment income to average
   net assets                                        3.35%           5.66%            7.55%               8.62%           7.04%
Portfolio turnover                                    N/A             N/A              N/A                 N/A             N/A



a. Ratios of expenses to average net assets prior to reduction of advisory fee were 0.51%, 0.69%, 1.21%, 1.11% and 1.02% for the years ended 12/31/97,
    12/31/96, 12/31/95, 12/31/94 and 12/31/93, respectively.

b. Ratios of net investment income to average net assets prior to reduction of advisory fee were 5.07%, 4.71%, 4.91%, 3.22% and 2.37% for the years ended 12/31/97, 12/31/96, 12/31/95, 12/31/94 and 12/31/93, respectively.

* Net investment income per share has been calculated in accordance with SEC requirements, except that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.

ABOUT THE FUND
--------------
The Fund is a separate series of shares of CIGNA Funds Group, a Massachusetts business trust established by a Master Trust Agreement dated April 10, 1985, and registered under the 1940 Act as an open-end management investment company. (See "The Trust, Its Shares and Board of Trustees"). CIGNA Funds Group was formerly known as CIGNA Annuity Funds Group. The Fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal. As of November 15, 1998, all of the shareholders of the Fund were companies affiliated with CIGNA Corporation.

The Fund intends to qualify as a regulated investment company for Federal Income Tax purposes. The Fund continuously offers new shares for sale and stands ready to redeem its outstanding shares at their net asset value. The Fund's investment adviser, CIGNA Investments, continuously reviews and, from time to time, changes the portfolio holdings of the Fund in pursuit of the Fund's objective.

INVESTMENT PROGRAM
------------------
The Fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term money market instruments. The Fund intends to invest in money market instruments such as U.S. Government direct obligations and U.S. Government agencies' securities. In addition, the Fund may invest in other money market instruments such as asset-backed securities, bankers' acceptances, certificates of deposit, commercial loan participations, repurchase agreements, time deposits and commercial paper, all of which will be denominated in U.S. dollars. Bankers' acceptances, certificates of deposit and time deposits may be purchased from U.S. or foreign banks. Commercial paper is purchased primarily from U.S. issuers but may be purchased from foreign issuers so long as it is denominated in U.S. dollars. All of these instruments, including commercial loan participations, are briefly described in the Appendix under "Description of Money Market Instruments" and are described more fully in the Statement of Additional Information.

Pursuant to procedures adopted by the Board of Trustees, the Fund may purchase only high quality securities that CIGNA Investments believes present minimal credit risks. To be considered high quality, a security must be a U.S. Government security or must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security) or, if unrated, judged to be of equivalent quality by CIGNA Investments.

High quality securities are divided into "first tier" and "second tier" securities. First tier securities have received the highest rating (e.g. Standard & Poor's Corporation's ("S&P") A-1 rating) from at least two rating services (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories (e.g., S&P's A-1 or A-2) from at least two rating services (or one, if only one has rated the security), but do not qualify as first tier securities. If a security has been assigned different ratings by different rating services, at least two rating services must have assigned the highest of the ratings in order for CIGNA Investments to determine eligibility on the basis of that highest rating. Based on procedures adopted by the Board of Trustees, CIGNA Investments may determine that an unrated security is of equivalent quality to a rated first or second tier security.

The Fund may not invest more than 5% of its total assets in second tier securities. In addition, the Fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.

The Money Market Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in this prospectus and the Statement of Additional Information, in order to comply with applicable laws and regulations governing money market funds, including the provisions of and regulations under the 1940 Act. In particular, the Fund intends to comply with the various requirements of Rule 2a-7 of the 1940 Act, which regulates portfolio maturity, quality and diversification. For example, the Fund will limit its investments to securities with effective remaining maturities of 397 days or less and will maintain a dollar-weighted average maturity of 90 days or less. The Fund will determine the effective remaining maturity of its investments according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of their shareholders.

SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when- issued" basis, that is, delivery of and placement for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The Fund also may purchase or sell securities on a delayed delivery basis. The payment obligation and the interest rate that will be received on the delayed delivery securities are fixed at the time the buyer enters into the commitment. The Fund will only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

Investment in securities on a when-issued or delayed delivery basis may increase the Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to Federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a when-issued or delayed delivery commitment. In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous. The Fund will employ techniques designed to reduce such risks. If a Fund purchases a when-issued security, the Fund's custodian bank will segregate cash or high grade securities in an amount equal to the when-issued

ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets in securities that are illiquid. Illiquid securities include securities that have no readily available market quotations and cannot be disposed of promptly (within seven days) in the normal course of business at approximately the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A under the 1933 Act, and thus may or may not constitute illiquid securities. To the extent that qualified institutional buyers become uninterested in purchasing these restricted securities the level of illiquidity in a Fund may increase. CIGNA Investments determines the liquidity of each Fund's investments. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend its portfolio securities on a short-term or long-term basis, or both, to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which CIGNA

Investments has determined are creditworthy and will receive collateral at all times equal to at least 100% of the value of the securities loaned. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

INVESTMENT RESTRICTIONS
-----------------------
The Fund's investment objective and the investment restrictions listed below are among the Fund's fundamental policies, that is, subject to change only by shareholder approval. See the Statement of Additional Information for other investment restrictions. All policies stated throughout this prospectus, other than those identified as fundamental, can be changed without shareholder approval.

The Fund may not:

1. With respect to 75% of its assets, purchase the securities of any issuer if such purchase would cause more than 5% of the value of its total assets (taken at market value at the time of such investment) to be invested in the securities of such issuer except U.S. Government securities including securities issued by its agencies and instrumentalities (or repurchase agreements with respect thereto).

2. With respect to 75% of its assets, purchase the securities of any issuer if such purchase would cause more than 5% of the voting securities, or more than 10% of the securities of any class of such issuer (taken at the time of such investment), to be held by the Fund.

3. Concentrate 25% or more of its total assets in a particular industry. Investing in cash or high quality money market instruments, for temporary defensive purposes, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements secured by these instruments shall not be considered investments in a particular industry. In addition, the Fund may invest up to 100% of its assets in the financial services industry.

4. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Fund may borrow to the extent permitted by the 1940 Act, and pledge, mortgage or hypothecate its assets as security for borrowings.

PURCHASE AND REDEMPTION OF SHARES
---------------------------------
GENERAL INFORMATION

This prospectus offers shares of the institutional class of the Fund. You may obtain information on other classes of the Fund by calling 1-800-528-6718.

INSTITUTIONAL CLASS SHARES

Institutional class shares of the Fund will be offered to employer-sponsored retirement or savings plans, such as tax-qualified pension and profit-sharing plans and 401(k) thrift plans, as well as 403(b) custodial accounts for non-profit and charitable organizations; corporations; banks; trust companies; savings and loan associations; broker-dealers; insurance companies; charitable foundations; and other institutional investors.

HOW TO PURCHASE SHARES

Shares of the Fund are sold on a continuous basis without any initial sales charge or contingent deferred charge at the Fund's net asset value per share (see "Pricing of Shares"). The Fund does not issue share certificates.

RETIREMENT AND SAVINGS PLAN PARTICIPANTS

The Fund may be available as an investment option in employer-sponsored retirement or savings plans. All orders to purchase shares must be made through and in accordance with procedures established by the participant's employer or plan administrator. The plan administrator can provide participants with detailed information on how to participate in the plan and how to select the Fund as an investment option.

BROKERAGE ACCOUNT PURCHASES

All investors other than employer sponsored retirement or savings plan participants (except for affiliates of CIGNA Corporation) must purchase shares through CIGNA Financial Services, Inc. ("CFS"). Orders are priced as of the close of business on the day the order is received by CIGNA Funds Shareholder Services or the transfer agent, provided the order is received by 4:00 p.m. Eastern Time. A completed Application is required to establish a new brokerage account. Purchase orders must be accepted by CFS. CFS reserves the right to reject any purchase order.

ADDITIONAL INFORMATION:

The Fund reserves the right to limit purchases of shares for any one account or related accounts to 2% of the total net asset value of the Fund, or may refuse to sell shares of the Fund to any person.

HOW TO REDEEM SHARES

RETIREMENT AND SAVINGS PLAN PARTICIPANTS.

Plan participants should contact their plan administrator for information on how to redeem Fund shares.

BROKERAGE ACCOUNT REDEMPTIONS.

All other investors must redeem shares through their brokerage account with CFS. A signature guarantee may be required before payment can be made on redemption orders.

FURTHER REDEMPTION INFORMATION.

Redemptions from the Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the investor must furnish a taxpayer identification number and address. The Fund may be required to impose "back-up" withholding of federal income tax on dividends, distributions and redemption of proceeds when non-corporate investors have not provided a certified taxpayer identification number. In addition, if an investor sends a check for the purchase of Fund shares and shares are issued before the investor's check has cleared, the transmittal of any proceeds from the redemption of the shares will occur upon clearance of the check, which may take up to 15 days.

The Fund reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption for up to seven days and for such other periods as the 1940 Act or Securities and Exchange Commission ("SEC") may permit.

TELEPHONE SERVICES

If you are a retirement or savings plan participant and have questions or want information about your plan account, contact your plan administrator.

All other investors should contact their dealer representative.

PRICING OF SHARES
-----------------
The net asset value of the Fund is calculated by the Fund's custodian, State Street Bank and Trust Company ("State Street"), by dividing the number of outstanding shares into the net assets of the Fund. Net assets are the excess of a Fund's assets over its liabilities. Net asset value is determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for trading and on Good Friday, so long as banks are open, and on any other day on which there is a sufficient degree of trading in a Fund's investments that the current net asset value of its shares might be materially affected. Portfolio securities and other assets are valued on the basis of market quotations or, if quotations are not readily available, by a method that the Trust's Board of Trustees believes accurately reflects fair value. Orders for purchases and redemption will not be processed if received when the NYSE is closed. The NYSE is closed on New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

VALUATION OF MONEY MARKET INVESTMENTS

Money market investments are generally valued at amortized cost, which approximates market value, in accordance with rules adopted by the Securities and Exchange Commission. Using the amortized cost valuation method allows the Fund to maintain its net asset value at $1.00 per share. There is no assurance that this method will always be used, or if used, that the net asset value under certain conditions will not deviate from $1.00 per share. If the Board of Trustees deems it inadvisable to continue the practice of maintaining the net asset value of $1.00 per share it may alter this procedure. The Fund will notify its shareholders prior to any such change, unless the change is only temporary, in which case the shareholders will be notified after the change. See the Statement of Additional Information for more information on amortized cost procedures.

MANAGEMENT OF THE FUND
----------------------
The investment adviser to the Fund is CIGNA Investments, an indirect, wholly-owned subsidiary of CIGNA Corporation. CIGNA Investments also serves as investment adviser for other investment companies, including investment companies sponsored by affiliates of CIGNA Corporation, and for a number of pension, advisory, corporate and other accounts. CIGNA Investments and other affiliates of CIGNA Corporation manage combined assets of approximately $60 billion. CIGNA Investments' mailing address is 900 Cottage Grove Road, Hartford, Connecticut 06152.

The Trust, on behalf of the Funds, employs CIGNA Investments to manage the investment and reinvestment of the assets of the Fund.

Subject to the control and periodic review of the Board of Trustees, CIGNA Investments determines what investments shall be purchased, held, sold or exchanged by the Fund. CIGNA Investments is also responsible for overall management of the business affairs of the Trust and the Fund.

As full compensation for the investment management and all other services rendered by CIGNA Investments, the Fund pays CIGNA Investments a separate fee computed daily and paid monthly at an annual rate of 0.35% of the value of the Fund's average daily net assets.

The Fund will bear its own expenses. Operating expenses for each Fund generally consist of all costs not specifically borne by CIGNA Investments, including investment management fees, fees for necessary professional and brokerage services, costs of regulatory compliance, compensation of trustees not affiliated with CIGNA Corporation and costs associated with maintaining legal existence. Trust-wide expenses not attributable to any particular portfolio of the Trusts will be allocated among the portfolios on a pro rata basis based upon each portfolio's average net assets.

CIGNA Investments has voluntarily agreed, until April 30, 1999, and thereafter to the extent described in the Fund's then-current prospectus, to reimburse the Fund's institutional class to the extent that the annual operating expenses in any one year (excluding interest, taxes, amortized organizational expense, transaction costs in acquiring and disposing of portfolio securities and extraordinary expenses) exceed 0.45% of the average daily net assets of the class.

As long as this temporary voluntary expense limitation continues, it may lower the Fund's expenses and increase its yield. CIGNA Investments retains the ability to be repaid by a Fund if expenses fall below the specified limit prior to the end of the fiscal year. Unless otherwise specified, reimbursement arrangements can be terminated without notice.

The investment management fee payable by the Fund during 1997 and total Fund expenses during 1997, both as a percentage of average daily net assets, were as follows:

                                                                                      TOTAL FUND
                                                                                       EXPENSES
                                                                                      (EXCLUDING
                                                                                      FEE WAIVER
                                               INVESTMENT MANAGEMENT                  AND EXPENSE
                                                        FEE                           REIMBURSEMENT)

Money Market Fund (institutional class)                .35%                              .51%



CIGNA Investments personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

State Street serves as transfer agent and dividend disbursing agent for the Fund. State Street is also custodian of the assets of the Fund.

From time to time, the Funds may pay brokerage commissions on portfolio transactions to brokers who may be deemed to be affiliates of CIGNA Corporation under the 1940 Act. See the Statement of Additional Information for further details.

DISTRIBUTOR

CFS acts as the principal underwriter and distributor of the Fund's shares pursuant to a distribution agreement with the Funds. CFS will pay the cost of printing and mailing prospectuses and sales literature to potential investors and any advertising expenses incurred by it in connection with its distribution of shares of the Fund.

PERFORMANCE INFORMATION
-----------------------
The Fund's investment performance may from time to time be included in advertisements about the Fund. Mutual fund performance is commonly measured as total return and/or yield.

Total return quotations will, unless otherwise indicated, be calculated according to a standard formula described in regulations issued by the SEC. This formula equates an amount invested in the Fund at the beginning of a stated period to the value of that investment (assuming reinvestment of all dividends and capital gains) at the end of the period. The resulting return quote is an average annual total return across the stated period.

In addition, the Fund may calculate its total return pursuant to non-standard formulas (such as a cumulative return across a stated period), provided that standard return quotes for the one-, five- and ten-year periods (or from the Fund's inception, if shorter) ending no earlier than the end of the last calendar quarter are illustrated with equal prominence.

Yield quotations for the Fund will be calculated according to the applicable standard formula described in regulations issued by the SEC. Yield refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. For the Money Market Fund, the applicable formula is based on a stated seven-day period. The change in value of a hypothetical pre-existing account across the stated period (assuming reinvestment of dividends) is divided by the value of such an account at the beginning of the period. The result is then multiplied by 365/7. This yield is an annualized yield. The Fund may also calculate its effective annualized yield by adding "1" to the annualized yield, raising the sum to a power equal to 365/7, and subtracting "1" from the result.

Also, the Fund may compare its performance in advertisements, sales literature and reports to shareholders to applicable market indices, such as the Donoghue Money Market Institutional Averages. The Fund may also compare its performance to performance data of similar mutual funds as published by services such as Lipper Analytical Services, Inc., Morningstar, Inc. and Donoghue's Money Fund Average. The Fund may also include in performance information evaluations of the Fund published by nationally recognized financial publications.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
-----------------------------------------
The Fund declares dividends daily and distributes dividends monthly.

All such distributions will be automatically reinvested for you in shares of the Fund.

TAX MATTERS
---------------------
The Fund intends to qualify under the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company ("RIC") for each taxable year. The Fund intends to satisfy requirements under the Code relating to the distribution of net income so that, in general, the Fund will not be subject to Federal income tax ("FIT").

The Fund is subject to a nondeductible 4% excise tax if it does not meet certain distribution requirements under the Code. The Fund intends to make sufficient distributions to avoid this excise tax.

Distributions of net investment income and of any net short-term capital gain are taxable as ordinary income to shareholders. Distributions of net capital gain, if any, if properly designated as capital gain dividends by the Fund, generally are taxable to shareholders as long-term capital gain, regardless of how long the shares have been held, and are not eligible for the corporate dividends-received deduction. The Fund does not expect to make any capital gain dividends. Shortly after the end of each year, the Fund will inform shareholders of the amount and FIT treatment of all distributions paid during the year. Dividends declared to shareholders of record on a date in October, November, or December will be taxable to shareholders in the year declared, as long as the Fund pays the dividends no later than January of the following year.

Upon a sale or redemption of Fund shares, a shareholder who is not a dealer in securities will realize gain or loss if the value of Fund shares has changed. Any gain or loss generally will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss.

Tax-exempt shareholders will generally not be subject to FIT on amounts distributed to them.

Pursuant to the Code and IRS regulations, the Fund will withhold FIT at a rate of 31% from ordinary income dividends and capital gain distributions, and from redemption payments made to any shareholder who fails to furnish a correct taxpayer identification number, or, in certain cases, fails to properly report income for FIT purposes.

Distributions may also be subject to state and local taxes depending on each shareholder's tax situation. Shareholders should consult their tax advisers regarding the particular tax consequences of investing in the Funds.

THE TRUST, ITS SHARES AND BOARD OF TRUSTEES
-------------------------------------------
The Board of Trustees of the Trust is authorized in the Trust's Master Trust Agreement to create new series of shares without the necessity of a vote of shareholders of the Trust. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each.

Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Master Trust Agreement disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and thus should be considered remote.

Under the Master Trust Agreement no annual or regular meetings of shareholders are required. Meetings of shareholders of a portfolio will be held from time to time to consider matters requiring a vote of such shareholders in accordance with the requirements of the 1940 Act, state law or the provisions of the Master Trust Agreement. It is not expected that shareholder meetings will be held annually.

Shares of the Fund will entitle their holders to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a portfolio of the Trust. On any matter submitted to a vote of shareholders of the Trust, all shares of the Trust then issued and outstanding shall be voted in the aggregate. However, on matters affecting an individual portfolio or class of shares, a separate vote of shareholders of that portfolio or class would be required. Shareholders of a portfolio or class would not be entitled to vote on any matter which does not affect that portfolio or class but which would require a separate vote of another portfolio or class.

When issued, shares of the Fund are fully paid and nonassessable, and have no preemptive or subscription rights. There are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the trustees of such Trust and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any Trustees.

The Master Trust Agreement provides that the Trustees of the Trust shall hold office during the existence of the Trust, except as follows: (a) any Trustee may resign or retire; or (b) any Trustee may be removed by a vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, or at any time by written instrument signed by at least two-thirds of the Trustees and specifying when such removal becomes effective. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

A majority of the Trustees is not affiliated with CIGNA Corporation or any of its subsidiary companies. The Trustees meet quarterly to review the results of the Fund, to monitor investment activities and practices, and to review and act upon future plans for the Fund. The role of the Trustees is not to approve specific investment purchases and sales, but rather to exercise a control and review function.

APPENDIX
--------
DESCRIPTION OF MONEY MARKET INSTRUMENTS

U.S. GOVERNMENT DIRECT OBLIGATIONS - Bills, notes, and bonds issued by the U.S. Treasury.

U.S. GOVERNMENT AGENCIES SECURITIES - Certain Federal agencies such as the Government National Mortgage Association have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury.

ASSET-BACKED SECURITIES - include interests in pools of mortgages, loans, receivables, or other assets. Payment of principal and interest may be largely dependent on the cash flows generated by the assets backing the securities.

BANKERS' ACCEPTANCES - A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT - A negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity.

TIME DEPOSITS - A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

COMMERCIAL PAPER - The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days to nine months.

COMMERCIAL LOAN PARTICIPATIONS - Participating interests in loans made by a bank, or a syndicate of banks represented by an agent bank, to corporate borrowers. Loan participations may extend for the entire term of the loan or may extend only for short "strips" that correspond to stated payments on the underlying loan. The loans underlying such participations may be secured or unsecured, and a Fund may invest in loans collateralized by mortgages on real property. Each Fund will limit its investments in commercial loan participations to those which are considered by the Trustees (with the advice of CIGNA Investments) to be of comparable quality to permitted commercial paper investments.

REPURCHASE AGREEMENTS - A repurchase agreement is a contractual undertaking whereby the seller of securities (limited to U.S. Government securities, including securities issued or guaranteed by the U.S. Treasury or the various agencies and instrumentalities of the U.S. Government) agrees to repurchase the securities at a specified price on a future date determined by negotiations. The repurchase agreement may be considered a loan by a Fund to the issuer of the agreement, a bank or securities dealer, with the U.S. Government security serving as collateral for the loan.

VARIABLE AND FLOATING RATE INSTRUMENTS - Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks or corporations, may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index.

CUSTODIAN AND TRANSFER AGENT:
State Street Bank and Trust Company
225 Franklin Street Boston,
Massachusetts 02110
                                                    CIGNA FUNDS GROUP
                                                 CIGNA MONEY MARKET FUND
                                                    INSTITUTIONAL CLASS
INVESTMENT ADVISER:

CIGNA Investments, Inc.
900 Cottage Grove Road
Hartford, Connecticut 06152

INDEPENDENT ACCOUNTANTS:

PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

PRINCIPAL UNDERWRITER:

CIGNA Financial Services, Inc.
280 Trumbull Street                                  MAY 1, 1998
One Commercial Plaza                                (REVISED NOVEMBER 15, 1998)
Hartford, CT  06103